UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): May 7, 2008
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02	Results of Operations and Financial Conditions
On May 7, 2008 MedCath Corporation (MedCath) announced earnings for the second quarter of fiscal 2008.
Subsequent to issuance of the press release, MedCath noted that some of the statistical information provided for the six months ended March 31, 2008 was not properly calculated. We have included the corrected statistical information for the six months ended March 31, 2008 in the press release in Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1 Press Release dated May 7, 2008 with corrected statistical information for the six month period ended March 31, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: May 8, 2008	By:	/s/ James A. Parker
James A. Parker
Interim Chief Financial Officer